Statement of Additional Information
Supplement April 23, 2024

Large Cap Focus Fund

ETLAX Class A Shares ETLCX Class C Shares

ETLNX Class N Shares ETLIX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2023, and should be read in conjunction with such SAI. .

Effective May 1, 2024, Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser, and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, continue to serve as Portfolio Managers of the Fund. Accordingly, the following revisions to the SAI are effective May 1, 2024:

1.	The section of the Fund’s SAI entitled “ADVISER AND SUB-ADVISER - Portfolio Managers” is amended as follows:

Mr. Goel, Mr. Singer and Ms. Bamford serve as the Portfolio Managers and are primarily responsible for the day-to-day management of the Large Cap Focus Fund.

2.	As of March 31, 2024, Ms. Bamford was responsible for managing the following types of accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Ms. Bamford[1]	3	$1.235 billion	0	$ 0	0	$0

[1] Ms. Bamford manages two portfolio models in which advisers have directed investments of approximately $67 million as of March 31, 2024.

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

3.	As of March 31, 2024, Ms. Bamford owned shares of the Fund the value of which fell within the following ranges:

Large Cap Focus Fund
Ms. Bamford	$100,001 – $500,000

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.